                                                                   Exhibit 10.44


                              SECOND AMENDMENT TO
                             EMPLOYMENT AGREEMENT


     SECOND AMENDMENT to the EMPLOYMENT AGREEMENT ("Agreement") effective March 21, 1996 by and between MARK A. ANGELSON ("Executive"), BIG FLOWER HOLDINGS, INC. (as successor in interest to Big Flower Press Holdings, Inc.), a Delaware corporation (the "Company"), and TREASURE CHEST ADVERTISING COMPANY, INC., a Delaware corporation and a wholly-owned subsidiary of the Company ("Treasure Chest").

                               W I T N E S S T H
                               - - - - - - - - -

     WHEREAS, the Executive, the Company and Treasure Chest (the "Parties") entered into the Agreement effective March 21, 1996; and

     WHEREAS, the Parties wish to modify certain provisions of the Agreement;
and

     WHEREAS, Paragraph 14. of the Agreement provides (in pertinent part) as follows:

          "14. WAIVER; MODIFICATION....  This agreement shall not be modified in any respect except by a writing executed by each party hereto."

     NOW, THEREFORE, the parties hereby amend the Agreement as follows:

          FIRST:    Paragraph 1. of the Agreement is amended by inserting after
          Executive Vice President "-OFFICE OF THE CHAIRMAN", by inserting after (the "Board") "AND DEPUTY CHAIRMAN OF XL VENTURES, INC." and by inserting after affiliates "(INCLUDING R. THEODORE AMMON)."

     IN WITNESS WHEREOF, each of the Company and Treasure Chest has caused this Amendment to be executed by its duly authorized officer, and the Executive has hereunto signed this Agreement, on the date(s) written below.

                                             BIG FLOWER HOLDINGS, INC.


        29 March 99                           /s/ R. Theodore Ammon
-----------------------------                -----------------------------------
Date                                         By:  R. Theodore Ammon
                                             Its: Chairman


                                             TREASURE CHEST ADVERTISING
                                             COMPANY, INC.


          3/29/99                             /s/ William G. Schaefer
-----------------------------                -----------------------------------
Date                                         By:  William G. Schaefer
                                             Its: Senior Vice President


          3/29/99                             /s/ Mark A. Angelson
-----------------------------                -----------------------------------
Date                                              Mark A. Angelson